UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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KREISLER MANUFACTURING CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

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KREISLER MANUFACTURING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 5, 2006

TO OUR STOCKHOLDERS:

The 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Kreisler Manufacturing Corporation (the “Company”) will be held on Tuesday, December 5, 2006, at 10:00 a.m. (Eastern Standard Time), at the offices of the Company, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407 for the following purposes:

(i)	to elect directors, as more fully described in the accompanying proxy statement;

(ii)	to approve an amendment to Article FOURTH of the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 3,000,000 to 6,000,000, as more fully described in the accompanying proxy statement;

(iii)	to approve an amendment to Article FOURTH of the Certificate of Incorporation of the Company, as amended, to authorize the issuance of 2,000,000 shares of “blank check” preferred stock, as more fully described in the accompanying proxy statement; and

(iv)	to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed October 24, 2006 as the record date (the “Record Date”) for the determination of stockholders entitled to receive the notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer,
Secretary and Treasurer

November 7, 2006

KREISLER MANUFACTURING CORPORATION

180 VAN RIPER AVENUE

ELMWOOD PARK, NEW JERSEY 07407

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by and on behalf of the Board of Directors of Kreisler Manufacturing Corporation (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, December 5, 2006, at 10:00 a.m. (Eastern Standard Time), at the offices of the Company, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, and at any postponement or adjournment thereof, for the purpose of acting upon the following:

(i)	to elect directors, as more fully described in this proxy statement;

(ii)	to approve an amendment to Article FOURTH of the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock from 3,000,000 to 6,000,000, as more fully described in the accompanying proxy statement;

(iii)	to approve an amendment to Article FOURTH of the Certificate of Incorporation to authorize the issuance of 2,000,000 shares of “blank check” preferred stock, as more fully described in the accompanying proxy statement; and

(iv)	to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The approximate date on which this proxy statement and the accompanying form of proxy are first being sent or given to stockholders is November 7, 2006.

The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person, by telephone or by facsimile transmission by directors, officers or employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company’s common stock (“Common Stock”), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials and annual stockholder reports to any beneficial owners of Common Stock, upon request of such record holders.

A form of proxy is enclosed. If properly executed and received by the Company prior to the Annual Meeting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all of your shares of Common Stock for the election of all nominees for director and the approval of each of the proposals to amend Article FOURTH of the Certificate of Incorporation, as described herein. Sending in a signed proxy will not affect the stockholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

The Company is not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting. If any other matters should properly come before the Annual Meeting, or any adjournment or postponement of the Annual Meeting and be voted upon, the persons named as proxies in the accompanying proxy will vote the proxy cards in their discretion in accordance with their best judgment. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this proxy statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this proxy statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iv) matters of which the Company did not receive notice by September 12, 2006; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

The Company had 1,830,447 shares of Common Stock outstanding at the close of business on October 24, 2006 (the “Record Date”). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. All shares of the Company’s Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, will be counted in determining the presence of a quorum, including abstentions, or withholding of authority to vote on any proposal, and broker non-votes. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Each share of Common Stock is entitled to one vote on each matter that may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most “for” votes will be elected. The approval of each of the proposals to amend Article FOURTH of the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock. The approval of any other proposal will require the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Under the General Corporation Law of the State of Delaware, an abstention, other than for the election of directors, will have the same legal effect as an “against” vote. Broker non-votes will count as votes “against” each of the proposals to amend Article FOURTH of the Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director and nominee for director of the Company, (iii) by each of the Company’s Named Executive Officer, as defined below, and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class(2)
Michael L. Goldberg	8,000	(3)	*
Wallace N. Kelly	699,268	(4)	38.1%
Ronald L. Nussle, Jr.	0		—
John W. Poling	8,000	(3)	*
Edward A. Stern	38,512	(5)	2.1%
Michael D. Stern	38,508	(5)	2.1%
All directors and executive officers of the Company as a group (6 persons)	792,288	(6)	42.5%

*	Less than one percent

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and include securities as to which the individual or entity has or shares voting or investment power or has the right to acquire voting or investment power within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities. Unless indicated otherwise, the business address of the beneficial owners who are directors and executive officers of the Company is c/o Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407.

(2)	Percent of Class is based on 1,830,447 shares outstanding as of the Record Date.

(3)	Represents shares issuable upon the exercise of stock options.

(4)	Includes 13,333 shares directly owned by Mr. Kelly and 2,667 shares issuable to Mr. Kelly upon the exercise of stock options. The remaining 683,268 shares are held in a trust established under the will of Lucile Stern for the benefit of Edward A. Stern, Michael D. Stern, Jody L. Stern and Jeffery R. Stern. Mr. Kelly serves as the sole trustee of this trust and has sole voting and investment power over the shares in the trust.

(5)	Includes 8,000 shares issuable upon the exercise of stock options.

(6)	Includes 34,667 shares issuable upon the exercise of stock options.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three and not more than five directors. Each director is elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. The Company’s Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors.

On October 22, 2006, Michael Goldberg, a director, notified the Company that he would not stand for re-election at the Annual Meeting. The Nominating and Corporate Governance Committee is in the process of seeking a qualified candidate to fill in the vacancy in the Board of Directors.

The following table sets forth information concerning the Company’s nominees for election to the Board of Directors. All of the nominees were recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors. All of the nominees currently serve as directors. The nominees have consented to being named in the proxy statement and to serve if elected. None of the Company’s directors or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.

Name	Position Held in the Company	Director of the Company Since	Age as of October 24, 2006
Wallace N. Kelly	Chairman of the Board and Consultant to the Company	2004	67

Ronald L. Nussle, Jr.(1)	Director	2004	43

John W. Poling (1)(2)	Director	2003	61

Michael D. Stern	Co-President, Chief Executive Officer and Director of the Company and Kreisler Industrial Corporation, the Company’s subsidiary. Mr. Stern is also President of the Management Board of Directors of Kreisler Polska Sp. z.o.o., the Company’s Polish subsidiary.	2004	40

(1)	An independent director and a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee

(2)	Audit Committee Financial Expert

Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy “for” the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board has no reason to believe that any of the nominees will be unable to serve.

The business experience of the Company’s directors and nominees for director is set forth below.

Wallace N. Kelly joined the Company in February 2000. Mr. Kelly has served as Chairman of the Board since June 2004 and as a Consultant to the Company since July 1, 2005. Mr. Kelly was Executive Vice President and Chief Operations Officer of the Company from February 2000 until October 2003. Mr. Kelly was a technical advisor to the Company from November 2003 through June 2005. Mr. Kelly was an engineering consultant in the aerospace industry, including Kreisler Industrial Corporation, between 1993 and 2000. From 1988 to 1993, Mr. Kelly worked for Chromalloy Gas Turbine Corporation. From 1961 to 1988, Mr. Kelly held various engineering positions with the Pratt and Whitney Division of United Technologies Corporation and GE Aircraft Engines. Mr. Kelly graduated with a Bachelor of Science in mechanical engineering from Michigan Technological University.

Ronald L. Nussle, Jr. joined the Board of Directors in October 2004. Mr. Nussle has been the Chief Operating Officer of iPurity, Inc., a Silicon-Valley based company which installs high-purity process equipment for SemiConductor and Bio/Pharmaceutical industries, since 2006. Mr. Nussle has also been the President of ICR Enterprises, LLC, a Supply-Chain consulting and software firm located in California, since 2004. Mr. Nussle was Managing Director of Global Materials and Supply Chain at Lam Research Corporation from 2001 to 2004. Prior to joining Lam Research Corporation, Mr. Nussle was Senior Director of Strategic Supply Management for Cessna Aircraft Company for three years. Mr. Nussle spent 12 years at Honeywell Aerospace in Engineering, Operations and Program Management positions. Mr. Nussle graduated with a Bachelor of Science in mechanical engineering from Arizona State University. Mr. Nussle also serves on the Industry Advisory Board for the MBA in Supply Chain Management program at Arizona State University and is a regular magazine contributor on operations, outsourcing and supply chain best-practices for Purchasing Magazine. Mr. Nussle is the author of Integrated Cost Reduction (Reed Press. 2004).

John W. Poling joined the Board of Directors in August 2003. Mr. Poling has been a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. Since July 2006, Mr. Poling has been Executive Vice President for Corporate Development of The TUBE Media Corp. From November 2004 to July 2006, Mr. Poling was Executive Vice President and Chief Financial Officer of The TUBE Media Corp., an entertainment company composed of a music television channel and a music recording business. Mr. Poling has also served on its Board of Directors since April 2004. From 2002 to 2004, he was a partner with Tatum Partners, LLP, a provider of financial and information technology services to both public and private companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of plastic lumber products, from 1999 to 2002. In July of 2004, U.S. Plastic Lumber Corp. filed for protection under the federal bankruptcy laws. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc. from 1996 to 1999. Mr. Poling also serves on the Board of Directors for SystemOne Technologies, Inc., a manufacturer and distributor of self-contained recycling parts washers and American Ecology Inc., a hazardous and nuclear waste treatment and disposal company. Mr. Poling received a Bachelor of Science degree in accounting from Rutgers University.

Michael D. Stern joined the sales department of Kreisler Industrial Corporation, the Company’s subsidiary, in 1990 and has served as Co-President and Chief Executive Officer of the Company since June 2004 and of Kreisler Industrial Corporation since September 2004. Mr. Stern became President of the Management Board of Directors of Kreisler Polska Sp. z.o.o., the Company’s Polish subsidiary, in March 2005. Mr. Stern joined the Board of Directors of the Company in October 2004. Mr. Stern was Vice President – Operations of Kreisler Industrial Corporation from 1993 to 2004. Mr. Stern graduated with a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Edward A. Stern, the Company’s Co-President, Chief Financial Officer, Secretary and Treasurer.

Michael L. Goldberg, Esquire, age 57, joined the Board of Directors in August 2003. Mr. Goldberg was the Chief Executive Officer and General Counsel of Rx Medical Services Corporation from 1990 through 2003. From 1999 through 2001, Mr. Goldberg was the Director of Legal Affairs and a member of the Board of Directors of Constellation 3D, Inc., a research and development company which filed for protection under the federal bankruptcy laws in 2002. Prior to 1990, Mr. Goldberg was Chief Executive Officer and General Counsel of Omni Records, Inc. From 1974 through 1986, Mr. Goldberg was a practicing attorney. Among the offices he has served are the U.S. Attorney’s Office and the Philadelphia District Attorney’s Office.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 3,000,000 TO 6,000,000

On October 24, 2006, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment (“Amendment No. 1”) to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000 to 6,000,000. The complete text of proposed Amendment No. 1 and Amendment No. 2, as defined below, of the Certificate of Incorporation is included as Appendix A in this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of Common Stock is necessary to approve Proposal 2.

Reasons for the Amendment of the Certificate of Incorporation. Pursuant to the Certificate of Incorporation, the total number of shares of capital stock that the Company has authority to issue is 3,000,000 shares of Common Stock, par value $0.125 per share. As of the Record Date, the Company had 1,830,447 shares of Common Stock issued and outstanding. The Company reserved 161,501 shares of Common Stock for issuance in connection with previously issued securities and securities that may be issued under the Company’s 1997 Stock Option Plan, which are exercisable or convertible into shares of Common Stock and, therefore, the Company has authority to issue only 1,008,052 shares of Common Stock.

If Proposal 2 is approved by the stockholders at the Annual Meeting, the Certificate of Incorporation will provide for 6,000,000 authorized shares of Common Stock, par value $0.125 per share. The additional 3,000,000 shares of Common Stock, if authorized by the adoption of Amendment No. 1, would have rights that are identical to the currently issued and outstanding shares of Common Stock. The Board of Directors believes it is in the Company’s and the stockholders’ best interests to increase the number of shares of Common Stock that the Company is authorized to issue in order to provide for future issuances of Common Stock for any proper corporate purpose, such as to raise capital, to purchase other businesses or for various forms of equity compensation.

Amendment No. 1 is not being proposed in connection with any particular transaction or negotiations to which the Company is a party. The Company does not have any current intent to issue additional shares of Common Stock or securities exercisable or convertible into Common Stock, but may do so if proposed Amendment No. 1 is approved by the stockholders at the Annual Meeting.

Amendment of the Certificate of Incorporation. If Proposal 2 is approved by the stockholders at the Annual Meeting, the first paragraph of Article FOURTH will read, without giving effect to any additional amendments to the Certificate of Incorporation described in Proposal 3, as follows:

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 6,000,000 shares of common stock, par value $0.125 per share (“Common Stock”).

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with Amendment No. 1.

Dilutive and Other Effects of Amendment No. 1. Pursuant to the Certificate of Incorporation, the Company’s stockholders do not have preemptive rights with respect to Common Stock. Any issuance of additional shares of Common Stock, upon the effectiveness of Amendment No. 1, may result in the dilution of the equity interests of existing holders of Common Stock, reduce the proportionate voting power of existing holders of Common Stock and may decrease the market value per share of Common Stock.

Generally, the Board of Directors may issue authorized, but unissued, shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock or securities convertible or exercisable into shares of Common Stock, unless such stockholder approval is required by Delaware law, the rules of any exchange or other market on which the Company’s securities may then be listed or traded, the Company’s Certificate of Incorporation or Bylaws then in effect, or any other applicable rules and regulations.

Anti-Takeover Effect of Increase in Authorized Common Stock. The proposed increase in the authorized number of shares of Common Stock could, in some situations, be enabling the Company to issue additional shares of Common Stock, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. For example, the issuance of the newly authorized shares of Common Stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, the Board of Directors is not aware of any attempts to take control of the Company and has not presented this Proposal 2 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Effective Date/Termination of Amendment No. 1. The effective date of Amendment No. 1 will be the date on which the Certificate of Amendment of Certificate of Incorporation is filed with the office of the Secretary of State of the State of Delaware following the approval of the Company’s stockholders, which date will be selected by the Board of Directors. If, at any time prior to the effective date of Amendment No. 1, the Board of Directors, in its sole discretion, determines that Amendment No. 1 is no longer in the Company’s or the stockholders’ best interests, then Amendment No. 1 may be abandoned without any further action by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF

INCORPORATION TO AUTHORIZE THE ISSUANCE OF 2,000,000 SHARES OF “BLANK

CHECK” PREFERRED STOCK

On October 24, 2006, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment (“Amendment No. 2”) to the Certificate of Incorporation to authorize 2,000,000 shares of preferred stock, par value $0.125 per share, as more fully described below. The complete text of proposed Amendment No. 1 and Amendment No. 2 of the Certificate of Incorporation is included as Appendix A in this proxy statement.

Required Vote. The affirmative vote of a majority of the outstanding shares of Common Stock is necessary to approve Proposal 3.

Reasons for the Amendment of the Certificate of Incorporation. The Company’s current Certificate of Incorporation does not contain a provision authorizing the issuance of preferred stock. If Proposal 3 is approved by the stockholders at the Annual Meeting, the stockholders will have authorized shares of a type of preferred stock which is commonly referred to as “blank check” preferred stock (“Blank Check Preferred”). Black Check Preferred provisions in a company’s charter authorize that company’s board of directors to fix, by resolution of the board of directors, (i) the number of shares constituting any class or series of authorized preferred stock (subject to the number of shares of preferred stock authorized), (ii) the designation of such class or series, and (iii) the voting powers, the preferences and relative, participating, conversion, redemption, optional and other special rights, qualifications, limitations or restrictions, if any, of the shares of such class or series. Consequently, Blank Check Preferred would be available for issuance without further actions by the Company’s stockholders, unless the stockholder approval is required by the Delaware law, the rules of any exchange or other market on which the Company’s securities may then be listed or traded, the Company’s Certificate of Incorporation or Bylaws then in effect, or any other applicable rules and regulations.

The Board of Directors believes that the creation of Blank Check Preferred is in the Company’s and the stockholders’ best interests because Blank Check Preferred would permit the Board of Directors to address future financing and transactional needs by authorizing the Board of Directors, without further stockholder approval, to expeditiously create any class or series of preferred stock customized to meet the needs of any particular transaction and prevailing market conditions. The Board of Directors will be permitted to issue Blank Check Preferred for any proper corporate purpose including, but not limited to, the raising of additional capital and acquisitions of other businesses. If Blank Check Preferred is to be issued in connection with a potential business transaction that independently requires stockholder approval, such approval will be sought at the appropriate time.

Amendment No. 2 is not being proposed in connection with any particular transaction or negotiations to which the Company is a party. The Company does not have any current intent to issue shares of preferred stock or warrants, options or other rights to purchase shares of preferred stock, but may do so if proposed Amendment No. 2 is approved by the stockholders at the Annual Meeting.

Amendment of the Certificate of Incorporation. If both Proposal 2 and Proposal 3 are approved by the stockholders at the Annual Meeting, the first paragraph of Article FOURTH will read as follows:

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 8,000,000 shares, divided into 6,000,000 shares of common stock, par value $0.125 per share (“Common

Stock”), and 2,000,000 shares of preferred stock, par value $0.125 per share (“Preferred Stock”), as more fully described below.

(a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the corporation, the assets and funds of the corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

(b) Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the corporation, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors of the corporation is hereby expressly vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders. The authority of the Board of Directors with respect to each class or series of Preferred Stock shall include, without limiting the generality of the foregoing, the determination of the following:

(1) The number of shares constituting that class or series and the distinctive designation of that class or series;

(2) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

(3) Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that class or series shall have conversion privileges (including rights to convert such class or series into the capital stock of the corporation or any other entity) and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not shares of that class or series shall be redeemable, and if so, the terms and conditions of such redemption (including any sinking fund provisions), the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

(6) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(7) Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

(c) Increase in Authorized Preferred Stock. Except as otherwise provided by law or in a resolution or resolutions establishing any particular class or series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to this Certificate of Incorporation approved solely by the holders of Common Stock and of any class or series of Preferred Stock which is entitled pursuant to its voting rights designated by the Board of Directors to vote thereon, if at all, voting together as a class.

If Proposal 3 is approved and Proposal 2 is not approved by the stockholders at the Annual Meeting, the first sentence of Article FOURTH in Amendment No. 2 will read as follows:

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 5,000,000 shares, divided into 3,000,000 shares of common stock, par value $0.125 per share (“Common Stock”), and 2,000,000 shares of preferred stock, par value $0.125 per share (“Preferred Stock”), as more fully described below.

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with Amendment No. 2.

Dilutive and Other Effects of Amendment No. 2. The actual effect of the authorization of Blank Check Preferred on the Company’s stockholders cannot be stated until the Board of Directors determines the specific rights of the holders of a particular class or series of preferred stock. However, the potential effects of the issuance of any particular class or series of preferred stock on the rights of holders of Common Stock, may include, without limitation, restrictions on the payment of dividends; dilution of voting power and ownership; and impairment of liquidation rights. Holders of Common Stock will not have preemptive rights with respect to the Blank Check Preferred.

Anti-Takeover Effect of Blank Check Preferred. The authorization of the Blank Check Preferred would afford the Company greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of Blank Check Preferred could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the Company’s outstanding voting stock or otherwise effect a change of control. Shares of Blank Check Preferred may also be sold to third parties that indicate they would support the Board of Directors in opposing a hostile takeover bid. However, Proposal 3 is not intended to be an anti-takeover measure, and the Board of Directors is not aware of any present third party plans to gain control of the Company.

Effective Date/Termination of Amendment No. 2. The effective date of Amendment No. 2 will be the date on which the Certificate of Amendment of Certificate of Incorporation is filed with the office of the Secretary of State of the State of Delaware following the approval of the Company’s stockholders, which date will be selected by the Board of Directors. If, at any time prior to the effective date of Amendment No. 2, the Board of Directors, in its sole discretion, determines that Amendment No. 2 is no longer in the Company’s or the stockholders’ best interests, then Amendment No. 2 may be abandoned without any further action by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capital stock consists of 3,000,000 shares of Common Stock, par value $0.125 per share. The Company’s current Certificate of Incorporation does not authorize the issuance of preferred stock. If Proposals 2 and 3 are approved by the stockholders at the Annual Meeting, the Company’s authorized capital stock will consist of 6,000,000 shares of Common Stock and 2,000,000 shares of preferred stock.

Voting Rights

The holders of Common Stock are entitled to one vote for each outstanding share of Common Stock owned by that stockholder on every matter properly submitted to the stockholders for their vote. Stockholders are not entitled to vote cumulatively for the election of directors.

Dividend Rights

The holders of Common Stock are entitled to receive ratably dividends and other distributions of cash or any other right or property as may be declared by the Board of Directors out of the Company’s assets or funds legally available for such dividends or distributions. If Proposal 3 is approved by the stockholders at the Annual Meeting, the dividend rights of holders of Common Stock will be subject to the dividend rights of the holders of any class or series of preferred stock that may be issued and outstanding from time to time.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, holders of the Company’s Common Stock would be entitled to share ratably in the Company’s assets that are legally available for distribution to stockholders after payment of liabilities. If Proposal 3 is approved by the Company’s stockholders at the Annual Meeting, the liquidation rights of the holders of Common Stock will be subject to the liquidation rights of the holders of any class or series of preferred stock that may be issued and outstanding from time to time.

Conversion, Redemption and Preemptive Rights

Holders of Common Stock have no conversion, redemption, preemptive, subscription or similar rights.

Provisions that May Have an Anti-Takeover Effect

The Company’s Certificate of Incorporation and Bylaws contain certain provisions which may be viewed as anti-takeover measures delaying or preventing the change in control of the Company. For instance, the Bylaws provide that special meetings of stockholders may be called by the Board of Directors, chairman of the Board of Directors, president, or by one or more stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast at the particular meeting.

BOARD AND COMMITTEE MATTERS

Independence

The Board of Directors has determined that the following directors, constituting the majority of the members of the Board of Directors, are independent pursuant to NASDAQ listing standards: Messrs. Goldberg, Nussle and Poling.

Attendance at Annual Meetings of Stockholders

The Board of Directors has adopted a policy encouraging, but not requiring, a majority of the Company’s directors to attend each annual meeting of stockholders of the Company. Messrs. Wallace Kelly and Michael Stern attended the 2005 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has established the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of the Company. The current members of the Compensation Committee are Michael L. Goldberg, Ron Nussle, Jr. and John W. Poling. Mr. Goldberg is the Chair of the Compensation Committee. Each member of the Compensation Committee is an independent director pursuant to the NASDAQ listing standards. The Compensation Committee is governed by a written charter which was filed with the SEC on October 27, 2004 as Appendix 1.2 to the Company’s definitive proxy statement for the 2004 Annual Meeting of Stockholders.

Audit Committee. The Audit Committee reviews the results and scope of the annual audit of the Company’s financial statements and it is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the independent auditor regarding financial reporting). The Audit Committee reviews the independence of the independent auditors, and considers such other matters, which may come before the Audit Committee or at the direction of the Board of Directors. The current members of the Audit Committee are John W. Poling, Michael L. Goldberg and Ron Nussle, Jr. Mr. Poling serves as the Chair of the Audit Committee. Each member of the Audit Committee is an independent director pursuant to the NASDAQ listing standards. The Company’s Board of Directors determined that Mr. Poling qualifies as the audit committee financial expert, as such term is defined in applicable SEC rules. The Audit Committee is governed by a written charter which was filed with the SEC on October 27, 2004 as Appendix 1.1 to the Company’s definitive proxy statement for the 2004 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recommends qualified candidates to serve as directors of the Company and recommends to the Board of Directors the director nominees for the next annual meeting of stockholders; develops and recommends to the Board of Directors corporate governance guidelines applicable to the Company; advises the Board of Directors, on an annual basis, on the structure and membership of the committees of the Board of Directors; develops and periodically monitors and updates the Company’s corporate governance principles and policies; and leads the Board of Directors in its annual review of the Board of Director’s performance. The current members of the

Nominating and Corporate Governance Committee are Michael L. Goldberg, Ron Nussle, Jr. and John W. Poling. Mr. Goldberg is the Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is an independent director pursuant to the NASDAQ listing standards. The Nominating and Corporate Governance Committee is governed by a written charter which was filed with the SEC on October 27, 2004 as Appendix 1.3 to the Company’s definitive proxy statement for the 2004 Annual Meeting of Stockholders.

Meetings of the Board of Directors and Committees

During the Company’s fiscal year ended June 30, 2006, the Board of Directors of the Company held twelve meetings, the Audit Committee held eight meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held one meeting. With specific exceptions stated below, all directors attended all Board of Directors and applicable committee meetings held during the Company’s fiscal year ended July 30, 2006. Mr. Nussle was unavailable for three Board of Directors and two Audit Committee meetings. Mr Goldberg was unavailable for one Board of Directors and one Audit Committee meetings.

Communication with the Board of Directors

Stockholders may communicate with the Board of Directors or individual members of the Board, including the respective Chairs of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee by sending correspondence to the following address:

Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

The Company will periodically forward all correspondence received to the Board of Directors or to the individual member of the Board of Directors to whom the correspondence is addressed.

Consideration of Director Candidates Recommended or Nominated by Stockholders

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for director candidates. Any stockholder who wishes to recommend a potential director nominee for consideration by the Nominating and Corporate Governance Committee should send a signed and dated letter including the recommended nominee’s name and qualifications for Board membership and such letter should be addressed to:

Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Corporate Governance Committee in any year must be received at least 120 calendar days prior to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders in order, upon a determination by the Nominating and Corporate Governance Committee to nominate such potential director nominee, for such nominee to be included in the Company’s proxy statement and the form of proxy relating to the annual meeting of stockholders.

The deadline for submitting proposals or recommendations of potential director nominees for the 2007 Meeting is approximately July 9, 2007.

Pursuant to the Company’s Bylaws, stockholders may nominate directors for election at the stockholders meeting as long as written nominations are submitted to the Secretary of the Company not later than the close of business on the fifth business day preceding the date of such meeting.

The Nominating and Corporate Governance Committee will consider recommendations received from stockholders of potential director nominees in a manner consistent with the Nominating and Corporate Governance Committee’s charter and its consideration of potential director nominees generally. The ultimate decision of whether to recommend a potential director nominee remains solely within the discretion of the Nominating and Corporate Governance Committee.

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director nominees, but in general, expects that qualified nominees will possess a proven record of business acumen, success and leadership, including, but not limited to, experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the specific industry and markets in which the Company operates and technical matters generally. In addition, potential director nominees will be evaluated by reference to requirements relating to the Board of Directors and committee composition under applicable securities laws and NASDAQ listing standards.

Identifying and Evaluating Nominees for Director

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with the Company’s Certificate of Incorporation and Bylaws, whether any vacancies on the Board of Directors are expected and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, stockholders and other parties and makes recommendations to the Board of Directors regarding proposed candidates to fill the vacancy. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Company during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a Board member outlined above, including the director’s independence, as well as any special qualifications applicable to a member of a particular Board committee if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for reelection to the Board of Directors. When a member of the Nominating and Corporate

Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential recommendation for nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under the NASDAQ listing standards, and whether the nominee meets the qualifications for a Board member outlined above as well as any special qualifications applicable to a member of a particular Board committee, on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether it should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee interview the nominee or person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with Company management. The Audit Committee also discussed with Rothstein, Kass & Company, P.C., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Rothstein, Kass & Company, P.C. required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as may be modified or supplemented, and has discussed with Rothstein, Kass & Company, P.C. its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the SEC.

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that this report be specifically incorporated by reference.

The Audit Committee:

John W. Poling, Chair

Michael L. Goldberg

Ron Nussle, Jr.

September 27, 2006

Compensation of Directors

General. Each director of the Company who is not an officer receives a fee of $10,000 per year and is entitled to the reimbursement of reasonable out-of-pocket expenses. The Chairman of the Audit

Committee receives a fee of $5,000 per year. The Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee receive a fee of $2,500 per year. Directors who are employees of, or consultants to, the Company do not receive additional compensation for their services as directors of the Company.

Consulting Agreement with Mr. Kelly. On July 1, 2005, the Company and Mr. Kelly, Chairman of the Board of Directors, entered into a letter agreement (the “Consulting Agreement”) setting forth the terms of the Company’s engagement of Mr. Kelly to render technical advisory services to the Company in the areas of a process engineering, product development, strategic planning, customer and marketing support, as directed by the Chief Executive Officer of the Company.

The Company agreed to pay Mr. Kelly $1,000 for each full (eight hours or greater) day that he performs such services during the term of the Consulting Agreement. For days that Mr. Kelly performs the services during less than eight hours, the fee will be based on the fraction of actual hours during which the services were performed to eight hours.

The Company will also reimburse Mr. Kelly for all reasonable out-of-pocket expenses incurred during the term of the Consulting Agreement, including, but not limited to, Mr. Kelly’s commute to or from his home residence, living expenses while on site in New Jersey and certain business travel and entertainment expenses.

The Consulting Agreement became effective on July 1, 2005 and continues until thirty days following a written termination notice sent by either party to the Consulting Agreement. See “Certain Relationships and Related Transactions” for information about payments to Mr. Kelly pursuant to the Consulting Agreement.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding the business experience of Mr. Edward A. Stern, the Company’s executive officer. See “Proposal 1 – Election of Directors” for the description of the business experience of Michael D. Stern, the Company’s director, Co-President and Chief Executive Officer.

Name and Position	Age as of October 24, 2006	Business Experience
Edward A. Stern Co-President, Chief Financial Officer, Secretary and Treasurer	45	Mr. Stern joined the production control department of Kreisler Industrial Corporation in 1991 and has served as Co-President, Chief Financial Officer, Secretary and Treasurer of the Company since June 2004 and of Kreisler Industrial Corporation since September 2004. As of March 2005, Mr. Stern also serves as Vice President of the Management Board of Directors of Kreisler Polska Sp. z.o.o., the Company’s Polish subsidiary. Mr. Stern was Vice President – Administration of Kreisler Industrial Corporation from 1993 to 2004. Prior to joining the Company, Mr. Stern’s experience included five years with American Airlines in the Corporate Finance and Financial Analysis areas. Mr. Stern graduated with a Master of Business Administration in finance and accounting from the Kellogg School of Management of Northwestern University and a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Michael D. Stern, the Company’s director, Co-President and Chief Executive Officer.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the Company’s most highly compensated executive officer (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiaries during the Company’s fiscal years ended June 30, 2006, 2005, and 2004.

Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation
Michael D. Stern Co-President and Chief Executive Officer(1)	2006 2005 2004	135,673 112,865 100,450	57,750 -0- -0-	3,413 552 -0-	(3) (3)
Edward A. Stern Co-President, Chief Financial Officer, Secretary and Treasurer(2)	2006 2005 2004	135,673 112,865 100,450	57,750 -0- -0-	1,506 545 -0-	(3) (3)

(1)	Prior to June 2004, Michael D. Stern was Vice President, Operations of Kreisler Industrial Corporation.

(2)	Prior to June 2004, Edward A. Stern was Vice President, Administration of Kreisler Industrial Corporation.

(3)	Represents annual automobile allowance provided by the Company.

Option Grants in the Last Fiscal Year

No stock options were granted during the fiscal year ended June 30, 2006 to the Named Executive Officers.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended June 30, 2006 and the number and value of unexercised options held at the end of the fiscal year ended June 30, 2006 by the Named Executive Officers.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael D. Stern	—	—	8,000	—	$96,960	—
Edward A. Stern	—	—	8,000	—	$96,960	—

(1)	Represents the difference between $13.37, the last sale price of the Common Stock on June 30, 2006, the last trading day in fiscal 2006, as reported on The NASDAQ Stock Market and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the New Supplemental Agreement entered into by the Company and Mr. Kelly in July 2003, the Company paid a bonus of $110,000 to Mr. Kelly in February 2004, in connection with his continued services to the Company. Since June 2004, Mr. Kelly has served as the Chairman of the Board of Directors of the Company. From November 2003 until June 2005, Mr. Kelly was employed by the Company as a technical advisor. Pursuant to the Consulting Agreement, Mr. Kelly has served as a consultant to the Company since July 1, 2005. In this position, Mr. Kelly provides consulting services to the Company in the areas of process engineering, product development, strategic planning and customer and marketing support. During the Company’s fiscal years ended June 30, 2006 and 2005, the Company paid $153,400 and $125,000 to Mr. Kelly and reimbursed Mr. Kelly $27,000 and $26,000 for his travel and lodging expenses, respectively. See “Compensation of Directors – Consulting Agreement with Mr. Kelly” for a description of the Consulting Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of the Company’s Common Stock to file with the SEC initial statement of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4), of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such forms furnished to the Company and written representations that no other forms were required during fiscal 2006, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent beneficial owners were complied with during fiscal 2006.

STOCKHOLDER PROPOSALS

Stockholder proposals for the 2007 Annual Meeting of Stockholders (the “2007 Meeting”) must be submitted to the Company (directed to the attention of the Company’s Secretary) on or prior to July 9, 2007 to receive consideration for inclusion in the Company’s proxy statement relating to the 2007 Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

In addition, stockholders are notified that the deadline for providing the Company timely notice of any stockholder proposal (other than nominations for directors) to be submitted outside the Rule 14a-8 process for consideration at the Company’s 2007 Meeting is September 24, 2007. As to all such proposals which the Company does not have notice on or prior to September 24, 2007, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2007 Meeting to vote on such proposal. The Company’s Bylaws permit stockholders to nominate directors for election at the Company’s annual meeting of stockholders as long as written nominations are submitted to the Secretary of the Company not later than the close of business on the fifth business day preceding the date of the meeting.

APPOINTMENT OF INDEPENDENT AUDITORS

General

On March 20, 2006, the Audit Committee of the Board of Directors engaged Rothstein, Kass & Company, P.C. (“Rothstein Kass”), an independent registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ended June 30, 2006. The Audit Committee has also engaged Rothstein Kass to serve as the Company’s independent auditors during the fiscal year ending June 30, 2007. A representative of Rothstein Kass is expected to be available at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Prior to March 20, 2006, Gregory, Sharer & Stuart, P.A. (“Gregory Sharer”) served as the Company’s independent auditors for the year ended June 30, 2005. On March 20, 2006, the Audit

Committee of the Board of Directors of the Company dismissed Gregory Sharer as the Company’s independent registered public accounting firm. Gregory Sharer’s reports on the Company’s consolidated financial statements for either of the two fiscal years ended June 30, 2005 and 2004, respectively, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004 and through March 20, 2006, there were no disagreements between the Company and Gregory Sharer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gregory Sharer, would have caused Gregory Sharer to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such fiscal years.

During the two most recent fiscal years ended June 30, 2005 and 2004, respectively, and through March 20, 2006, there have been no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the fiscal years ended June 30, 2005 and 2004, respectively, and through March 20, 2006, neither the Company nor anyone acting on its behalf consulted Rothstein Kass regarding either (1) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (2) any matter that was the subject of a disagreement with Gregory Sharer or event identified in Item 304(a)(1)(iv) of Regulation S-B.

Services provided by Rothstein Kass and Gregory Sharer

The fees paid to Rothstein Kass and Gregory Sharer are disclosed in the table below:

Year ended June 30,	2006	2005
Audit Fees
Rothstein Kass	$78,000	$0
Gregory Sharer	85,722	60,781
Audit-Related Fees
Rothstein Kass	0	0
Gregory Sharer	0	0
Tax Fees
Rothstein Kass	0	0
Gregory Sharer	30,713	14,282

Subtotal		$75,063
All Other Fees
Rothstein Kass	0	0
Gregory Sharer	3,977	0

Total Fees
Rothstein Kass	78,000	0

Gregory Sharer	$120,412	$75,063

The total fees paid to Rothstein Kass for the fiscal years ended June 30, 2006 and June 30, 2005 totaled $78,000 and $0, respectively. The total fees paid to Gregory Sharer for the fiscal years ended June 30, 2006 and June 30, 2005 totaled $120,412 and $75,063, respectively.

Audit Fees. Represent the aggregate fees billed by Rothstein Kass or Gregory Sharer for professional services for the audit of the Company’s annual financial statements and the review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-QSB filings and services that are normally provided in connection with the statutory and regulatory filings and engagements.

Audit-Related Fees. Represent the fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not disclosed under “Audit Fees” above.

Tax Fees. Represent the aggregate fees billed by Rothstein Kass or Gregory Sharer for professional services rendered for tax compliance, tax advice and tax planning. The tax fees paid to Gregory Sharer were primarily for the preparation of tax returns and other tax-related documentation as well as fees associated with the Notice of Assessment received from the New Jersey Division of Taxation.

All Other Fees. Represent fees for services rendered by Rothstein Kass or Gregory Sharer other than the services described in the foregoing categories.

Pre-Approval Policies

To help ensure the independence of the Company’s independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has considered and determined that the services provided by Rothstein Kass are compatible with Rothstein Kass maintaining its independence.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-KSB

This Proxy Statement is accompanied by the Company’s 2006 Annual Report to Stockholders, which includes a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 as filed with the SEC. Each stockholder solicited under this proxy statement can obtain a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 as filed with the SEC, without charge, except for exhibits to such report, by sending a written request to: Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, Attention: Edward A. Stern, Co-President, Chief Financial Officer, Secretary and Treasurer.

By Order of the Board of Directors,

/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary and Treasurer

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

KREISLER MANUFACTURING CORPORATION

KREISLER MANUFACTURING CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of Kreisler Manufacturing Corporation (the “Corporation”), resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read as stated in Exhibit A attached hereto.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Kreisler Manufacturing Corporation has caused this certificate to be signed by its authorized officer this _____ day of __________, 2006.

KREISLER MANUFACTURING CORPORATION

By:
Name:
Title:

EXHIBIT A

TO

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

KREISLER MANUFACTURING CORPORATION

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 8,000,000 shares, divided into 6,000,000 shares of common stock, par value $0.125 per share (“Common Stock”), and 2,000,000 shares of preferred stock, par value $0.125 per share (“Preferred Stock”), as more fully described below.

(a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the corporation, the assets and funds of the corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

(b) Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more classes and/or series within any class or classes as may be determined by the Board of Directors of the corporation, each such class or series to be distinctly designated and to consist of the number of shares determined by the Board of Directors. The Board of Directors of the corporation is hereby expressly vested with authority to adopt resolutions with respect to any unissued and/or treasury shares of Preferred Stock to issue the shares, to fix the number of shares constituting any class or series, and to provide for the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of Preferred Stock, and each class or series thereof, in each case without approval of the stockholders. The authority of the Board of Directors with respect to each class or series of Preferred Stock shall include, without limiting the generality of the foregoing, the determination of the following:

(1) The number of shares constituting that class or series and the distinctive designation of that class or series;

(2) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates;

(3) Whether that class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that class or series shall have conversion privileges (including rights to convert such class or series into the capital stock of the corporation or any other entity) and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether or not shares of that class or series shall be redeemable, and if so, the terms and conditions of such redemption (including any sinking fund provisions), the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions;

(6) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(7) Any other relative rights, preferences and limitations of that class or series as may be permitted or required by law.

The number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, if any, of any class or series of Preferred Stock which may be designated by the Board of Directors may differ from those of any and all other class or series at any time outstanding.

(c) Increase in Authorized Preferred Stock. Except as otherwise provided by law or in a resolution or resolutions establishing any particular class or series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to this Certificate of Incorporation approved solely by the holders of Common Stock and of any class or series of Preferred Stock which is entitled pursuant to its voting rights designated by the Board of Directors to vote thereon, if at all, voting together as a class.

REVOCABLE PROXY

KREISLER MANUFACTURING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 5, 2006

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Edward A. Stern and Michael D. Stern, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Kreisler Manufacturing Corporation (the “Company”) to be held on the 5th day of December 2006, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The Board of Directors recommends a vote “FOR” the election of the nominees listed below.

The undersigned hereby directs the proxies to vote as follows:

(1)	Election of Directors

	☐ FOR all nominees listed below	☐ WITHHOLDING AUTHORITY to vote for all nominees listed below
Nominees:	Wallace N. Kelly
Ronald L. Nussle, Jr.
John W. Poling
Michael D. Stern

☐ FOR all nominees listed above except (see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR all nominees listed above except” and write the name(s) of such nominee(s) on the line provided below).

(2)	To amend Article FOURTH of the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock from 3,000,000 to 6,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	To amend Article FOURTH of the Certificate of Incorporation of the Company, as amended, to authorize the issuance of 2,000,000 shares of “blank check” preferred stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	In their discretion, to vote on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEYS AND PROXIES NAMED HEREIN PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of the Company’s notice of the Annual Meeting, the Company’s proxy statement relating to the Annual Meeting and the Company’s 2006 Annual Report to Stockholders.

Date:		, 2006
(Please date)

(Please Print Stockholder Name)

(SEAL)
(Stockholder’s Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE